UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): January 28, 2025 (September 15, 2024)

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	CHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Church & Dwight Co., Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K filed on September 16, 2024, which reported the retirement of Matthew T. Farrell as President and Chief Executive Officer (“CEO”) of the Company and the appointment of Richard Dierker, Executive Vice President, Chief Financial Officer and Head of Business Operations, as President and CEO of the Company, which will now be effective as of April 2, 2025. Mr. Farrell will remain as Chairman of the Board of Directors of the Company (the “Board”) for a transition period following his retirement as President and CEO. On January 28, 2025, the Compensation & Human Capital Committee (the “Compensation Committee”) of the Board approved the compensation of Mr. Dierker in his new role. On January 29, 2025, the Board, upon the recommendation of the Governance, Nominating & Corporate Responsibility Committee of the Board and in consultation with the Compensation Committee, approved the compensation of Mr. Farrell in his new role.

In connection with his appointment as President and CEO, effective April 2, 2025, Mr. Dierker’s annual base salary will be increased to $1,075,000 and his target annual incentive level under the Company’s Annual Incentive Plan will be increased to 125% of his annual base salary. For 2025, Mr. Dierker’s long-term incentive compensation will have a fair value equal to $7,084,250 representing 659% of his annual base salary, a grant date of March 3, 2025 and will be granted pursuant to the terms of the Company’s long-term incentive program.

In connection with his role as Chairman, Mr. Farrell’s annual compensation, effective April 2, 2025, will consist of a standard retainer of $120,000, a non-executive chairman retainer of $150,000, and, for 2025, a long-term incentive compensation award with a fair value of $160,000, to be granted pursuant to the terms of the Company’s long-term incentive program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: January 31, 2025	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary